SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 27, 2004

                     LIFE ENERGY & TECHNOLOGY HOLDINGS, INC.
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             (Exact name of registrant as specified by its charter)



     Delaware                       33-24483-NY                  11-2914841
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(State or other jurisdic-         (Commission File         (IRS Employer
tion of incorporation)                Number)             Identification Number)


                 7537 Leesburg Pike #200 Falls Church, VA 22043
           4640 South Carrollton Ave Suite 2A-6 New Orleans, La 70199
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                    (Address of principal executive offices)

                                 1-877-723-6315
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                          Registrant's Telephone Number

                                      N/A
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           Former Name or Former Address If Changed Since Last Report




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ITEM 5. OTHER EVENTS.

The Company has been notified that Diamond Ridge Advisors, Inc that they intend to acquire an additional 20% of LETH and have filed an amended 13-D.


ITEM  7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.    Description
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10.1     *     SCHEDULE 13D   Report of Acquisition.  Dated and to be filed July
               27, 2004

22.1     *     Press Release  Dated July 27, 2004


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2004



                     LIFE ENERGY & TECHNOLOGY HOLDINGS, INC.
                                   Registrant




By: /s/ Christopher McCormack
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Christopher McCormack, President and CEO